Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2006	2005	2006	2005
Net revenue	$208,532	$192,014	$393,653	$376,774
Operating expenses:
Personnel expense	73,195	59,402	133,670	116,615
Medical supplies expense	58,484	55,564	110,443	108,050
Bad debt expense	17,826	11,947	32,264	23,431
Other operating expenses	41,480	37,505	82,533	75,905
Depreciation	9,669	9,431	19,310	19,167
Amortization	252	290	504	580
(Gain) loss on disposal of property, equipment and other assets	(37)	71	82	74

Total operating expenses	200,869	174,210	378,806	343,822

Income from operations	7,663	17,804	14,847	32,952
Other income (expenses):
Interest expense	(8,908)	(7,775)	(17,976)	(15,773)
Interest and other income, net	1,388	621	2,805	1,016
Equity in net earnings of unconsolidated affiliates	1,410	886	2,475	1,655

Total other expenses, net	(6,110)	(6,268)	(12,696)	(13,102)

Income from continuing operations before minority interest, income taxes and discontinued operations	1,553	11,536	2,151	19,850
Minority interest share of earnings of consolidated subsidiaries	(4,790)	(4,402)	(7,608)	(8,401)

Income (loss) from continuing operations before income taxes and discontinued operations	(3,237)	7,134	(5,457)	11,449
Income tax expense (benefit)	(1,297)	2,856	(2,184)	4,579

Income (loss) from continuing operations	(1,940)	4,278	(3,273)	6,870
Income (loss) from discontinued operations, net of taxes	—	(475)	—	1,473

Net income (loss)	$(1,940)	$3,803	$(3,273)	$8,343

Earnings (loss) per share, basic
Continuing operations	$(0.10)	$0.24	$(0.18)	$0.38
Discontinued operations	—	(0.03)	—	0.08

Earnings (loss) per share, basic	$(0.10)	$0.21	$(0.18)	$0.46

Earnings (loss) per share, diluted
Continuing operations	$(0.10)	$0.22	$(0.18)	$0.36
Discontinued operations	—	(0.02)	—	0.07

Earnings (loss) per share, diluted	$(0.10)	$0.20	$(0.18)	$0.43

Weighted average number of shares, basic	18,618	18,177	18,559	18,110
Dilutive effect of stock options	—	1,285	—	1,139

Weighted average number of shares, diluted	18,618	19,462	18,559	19,249

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended March 31,			Six Months Ended March 31,
	2006	2005	% Change	2006	2005	% Change
Statement of Operations Data:
Net revenue	$208,532	$192,014	8.6%	$393,653	$376,774	4.5%
Adjusted EBITDA (1)	$27,753	$27,596	0.6%	$45,366	$52,773	(14.0)%
Income from operations	$7,663	$17,804	(57.0)%	$14,847	$32,952	(54.9)%
Income (loss) from continuing operations	$(1,940)	$4,278	(145.3)%	$(3,273)	$6,870	(147.6)%
Earnings (loss) per share from continuing operations, basic	$(0.10)	$0.24	(141.7)%	$(0.18)	$0.38	(147.4)%
Earnings (loss) per share from continuing operations, diluted	$(0.10)	$0.22	(145.4)%	$(0.18)	$0.36	(150.0)%

(1) See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended March 31,			Six Months Ended March 31,
	2006	2005	% Change	2006	2005	% Change
Selected Operating Data (consolidated) (a):
Number of hospitals	11	11		11	11
Licensed beds (b)	672	672		672	672
Staffed and available beds (c)	660	631		660	631
Admissions (d)	12,566	11,719	7.2%	23,851	22,602	5.5%
Adjusted admissions (e)	16,340	15,617	4.6%	31,121	29,893	4.1%
Patient days (f)	42,361	42,503	(0.3)%	80,339	79,661	0.9%
Adjusted patient days (g)	55,203	56,521	(2.3)%	104,776	104,878	(0.1)%
Average length of stay (days) (h)	3.37	3.63	(7.2)%	3.37	3.52	(4.3)%
Occupancy (i)	71.3%	74.8%		66.9%	69.4%
Inpatient catheterization procedures	6,517	5,891	10.6%	12,209	11,699	4.4%
Inpatient surgical procedures	3,516	3,151	11.6%	6,539	5,926	10.3%
(a)	Selected operating data includes consolidated hospitals as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient days. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
     The following table reconciles Adjusted EBITDA with MedCath’s income (loss) from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and six months ended March 31, 2006 and 2005.

	Three Months Ended March 31,		Six Months Ended March 31,
	2006	2005	2006	2005
		(in thousands)
Income (loss) from continuing operations	$(1,940)	$4,278	$(3,273)	$6,870
Add:
Income tax expense (benefit)	(1,297)	2,856	(2,184)	4,579
Minority interest share of earnings of consolidated subsidiaries	4,790	4,402	7,608	8,401
Equity in net earnings of unconsolidated affiliates	(1,410)	(886)	(2,475)	(1,655)
Interest and other income, net	(1,388)	(621)	(2,805)	(1,016)
Interest expense	8,908	7,775	17,976	15,773
(Gain) loss on disposal of property, equipment and other assets	(37)	71	82	74
Amortization	252	290	504	580
Depreciation	9,669	9,431	19,310	19,167
Share-based compensation expense	10,206	—	10,623	—

Adjusted EBITDA	$27,753	$27,596	$45,366	$52,773